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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 23, 1998, except for Note 7 as to which the date is September 4, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-60055) and the related Prospectus of Sensus Drug Development Corporation for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Austin, Texas

September 29, 1998